Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
6. Commitments and Contingencies
Leases
In September 2019, the Company entered into an operating lease agreement for its facility and office space in San Jose, CA that commenced in April 2020 and expires in March 2027. This operating lease contains a free rent period and an escalation clause. The landlord provided the Company with a tenant improvement allowance of up to $2.0 million. The Company issued an irrevocable standby letter of credit in the amount of $0.3 million in lieu of a cash security deposit. The letter of credit is fully secured by cash held at the bank in a restricted account.
In May 2020, the Company entered into an operating lease agreement for its manufacturing facility in Tijuana, Mexico that commenced in May 2020 and will expire in August 2026. This operating lease contains a free rent period and an escalation clause. The Company issued an irrevocable standby letter of credit in the amount of $3.0 million, in lieu of a cash security deposit. The letter of credit is fully secured by cash held at the bank in a restricted account.
In May 2023, the Company entered into on an operating lease agreement for office space in Tijuana, Mexico for certain research and development and general and administrative activities. The lease will expire in 2028.
All three leases include renewal options at the election of the Company to renew or extend
the lease. The Company evaluates renewal options at lease inception and on an ongoing basis and includes renewal options that it is reasonably certain to exercise in its expected lease terms when classifying leases and measuring lease liabilities.
The components of lease costs were as follows (in thousands):

	Years ended December 31,
	2024	2023	2022
Operating lease costs	$1,892	$1,837	$1,759
Variable lease costs	351	435	329
Short-term lease costs	115	94	170

Total lease costs	$2,358	$2,366	$2,258

The weighted-average remaining lease term and discount rate were as follows:

	December 31,
	2024	2023
Weighted-average remaining lease term (in years)	2.4	3.4
Weighted-average discount rate	8.8%	8.8%
The maturity of the Company’s operating lease liabilities as of December 31, 2024 were as follows (in thousands):

Years Ending December 31:
2025	$2,107
2026	1,952
2027	848
2028	53

Total lease payments	4,960
Less: imputed interest	(477)

Present value of operating lease liabilities	$4,483

Operating lease liabilities, current	$1,799
Operating lease liabilities, noncurrent	$2,684
Purchase Commitments
The Company’s commitments as of December 31, 2024 were $32.8 million relating to the Company’s open purchase orders and contractual obligations that occur in the ordinary course of business, including commitments with contract manufacturers and suppliers for which the Company has not received the goods or services, commitments for capital expenditures, consulting activities for which the Company has not received the services, and subscription of software services. Although open purchase orders are considered enforceable and legally binding, the terms generally allow the Company the option to cancel within a reasonable period, reschedule, and adjust its requirements based on its business needs prior to the delivery of goods or performance of services.
Litigation
On August 29, 2024, a purported stockholder class action lawsuit (the Porcelli Complaint), Porcelli, et al. v. Outset Medical, Inc., et al.,
5:24-cv-06124-EJD,
was filed in the U.S. District Court for the Northern District of California, naming the Company, its Chief Executive Officer, and Chief Financial Officer as defendants. On October 18, 2024, a second purported stockholder class action lawsuit (the Plymouth Complaint), Plymouth County Retirement Association v. Outset Medical, Inc, et al.,
5:24-cv-06124-HSG,
was filed in the U.S. District Court for the Northern District of California. The second lawsuit additionally names the Company’s former Chief Financial Officer as a defendant. The Porcelli Complaint alleges that between August 1, 2022 and August 7, 2024, the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (Exchange Act) by making false or misleading statements about the Company’s business, operations and prospects related to the sale and marketing of the Tablo Hemodialysis System and TabloCart with Prefiltration, including concerning the impact of certain FDA processes for these products on the Company’s revenue growth. The Plymouth Complaint alleges the same violations between September 15, 2020 and August 7, 2024.
On November 29, 2024, an Outset stockholder purporting to act on behalf of the Company filed an action in the U.S. District Court for the Northern District of California against current and former members of Outset’s Board of Directors and certain of its officers (“Derivative Defendants”), alleging that the Derivative Defendants breached their fiduciary duties to the Company in connection with the same alleged events and alleged materially false and misleading statements asserted in the class actions described above. The complaint also alleges, in connection with those alleged events, a series of claims for unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. The complaint seeks unspecified monetary damages and other relief.
The cases are at a very early stage and the Company cannot currently estimate the loss or the range of possible losses it may experience in connection with this litigation.
In addition, from time to time, the Company may become involved in other legal proceedings or investigations, which could have an adverse impact on its reputation, business and financial condition and divert the attention of the Company’s management from the operation of the Company’s business.
Indemnifications
In the ordinary course of business, the Company often includes standard indemnification provisions in its arrangements with its partners, customers and suppliers. Pursuant to these provisions, the Company may be obligated to indemnify such parties for losses or claims suffered or incurred in connection with its service, breach of representations or covenants, intellectual property infringement or other claims made against such parties. These provisions may limit the time within which an indemnification claim can be made. It is not possible to determine the maximum potential amount under these indemnification obligations due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. To date, the Company has not incurred any material costs as a result of such indemnification obligations and has not accrued any liabilities related to such obligations in these financial statements.